EXHIBIT 32.1

ADZONE RESEARCH, INC.
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AdZone Research, Inc. (the “Company”) on Form 10-QSB for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Cardona, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to AdZone Research, Inc. and will be retained by AdZone Research, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 17, 2007

/s/ Charles Cardona
Name: Charles Cardona
Title: Chief Executive Officer and Principal Accounting Officer